UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-04049

Deutsche DWS Income Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-2500

Diane Kenneally

One International Place

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/2018

ITEM 1.	REPORT TO STOCKHOLDERS

October 31, 2018

Annual Report

to Shareholders

DWS Multisector Income Fund

(formerly Deutsche Multisector Income Fund)

Contents

3	Letter to Shareholders
4	Portfolio Management Review
9	Performance Summary
12	Portfolio Summary
13	Investment Portfolio
27	Statement of Assets and Liabilities
29	Statement of Operations
30	Statements of Changes in Net Assets
31	Financial Highlights

36	Notes to Financial Statements
55	Report of Independent Registered Public Accounting Firm
57	Information About Your Fund’s Expenses
58	Tax Information
59	Advisory Agreement Board Considerations and Fee Evaluation
64	Board Members and Officers
69	Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality (“junk bonds”) and non-rated securities present greater risk of loss than investments in higher-quality securities. The Fund’s use of forward currency contracts may not be successful in hedging currency exchange rates changes and could eliminate some or all of the benefit of an increase in the value of a foreign currency versus the US dollar. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increased volatility. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The securities markets are volatile and the market prices of the Fund’s securities may decline. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline. There are special risks associated with an investment in real estate, including REITS. These risks include credit risk, interest rate fluctuations and the impact of varied economic conditions. The Fund may lend securities to approved institutions. Please read the prospectus for details.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

NOT FDIC/NCUA INSURED    NO BANK GUARANTEE    MAY LOSE VALUE

NOT A DEPOSIT    NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	DWS Multisector Income Fund

Letter to Shareholders

Dear Shareholder:

The U.S. economy seems still to be in a cyclical sweet spot. Against a backdrop of solid growth, a tight labor market and inflation near the Federal Reserve Bank’s target, the expansion appears set to continue.

This is not to say there are no risks. Concerns regarding trade and other geopolitical issues have contributed to increased volatility and bear close watching. Overall, however, our Chief Investment Officer (“CIO”) and Chief Economist agree that the equity market is broadly attractive, thanks to strong earnings growth and the October dip in global equity markets. Meanwhile, our outlook is for interest rates to rise gradually as the economic recovery continues into 2019.

Our CIO Office, Chief Economist and Investment Specialists frequently post their perspectives on new developments, opportunities and emerging risks in the “Insight” section of our web site, dws.com. We invite you to visit us online frequently to access our most current views.

Best regards,

Hepsen Uzcan President, DWS Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

DWS Multisector Income Fund	|	3

Portfolio Management Review	(Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 9 through 11 for more complete performance information.

Investment Process

In deciding which types of securities to buy and sell, portfolio management typically weighs a number of factors against each other, from economic outlooks and possible interest rate movements to changes in supply and demand within the fixed income securities market. In choosing individual fixed income securities, portfolio management considers how they are structured and uses independent analysis of issuers’ creditworthiness. Total return is a combination of capital appreciation and current income.

DWS Multisector Income Fund returned -2.70% in the 12-month period ended October 31, 2018 and underperformed the -1.95% return for its benchmark, the Bloomberg Barclays U.S. Universal Index.

The global bond markets experienced meaningful headwinds during the past year, leading to a negative total return for the Fund’s benchmark. The strength of the U.S. economy was the primary driver of the weak market performance. U.S. gross domestic product growth reached levels not seen since the middle of the previous decade, with a second-quarter expansion of 4.2% and a likely gain of over 3% for the full year. The acceleration of growth, in turn, contributed to an uptick in inflation and prompted the U.S. Federal Reserve (Fed) to tighten policy. The Fed raised rates by a quarter point on four separate occasions over the 12 months ended October 31, 2018, and the consensus favored three to four additional increases in the coming year. Additionally, the Fed continued to wind down its stimulative quantitative easing program through the steady reduction of its balance sheet.

Tighter Fed policy translated to a strong increase in U.S. Treasury yields. The yield on the two-year note rose from 1.60% to 2.87% over the course of the year, while the ten-year yield climbed from 2.38% to

4	|	DWS Multisector Income Fund

3.15%. (Prices and yields move in opposite directions.) The weakness in Treasuries carried across the investment-grade market and led to negative returns for corporate bonds and most securitized assets (such as mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities). Conversely, high-yield issues — which were supported by healthy economic growth and rising oil prices — finished with a positive return and outpaced the index. Emerging-markets bonds lagged considerably due to the confluence of worries about rising interest rates, the strong U.S. dollar, U.S. trade policy, and political instability in a number of countries. The stronger dollar had the largest adverse impact on local-currency emerging-markets debt, causing the category to lag hard-currency issues by a considerable margin.

Fund Performance

The Fund’s overweight position in the emerging markets was the primary factor in its underperformance. At the peak in late 2017, the Fund’s allocation to the asset class was above 30%. While this aspect of our positioning helped performance in the early part of the period, it acted as a sizable detractor once emerging-markets debt turned lower in 2018. Holdings in local-currency issues had the largest adverse impact on results, with positions in Indonesia, Mexico, and the VanEck Vectors J.P. Morgan EM Local Currency Bond ETF* all detracting from performance. An allocation to Argentina, which came under pressure from the combination of rising inflation and weaker growth prospects, also detracted. We pared back the Fund’s weighting in the emerging markets in mid-2018 by eliminating its investments in local-currency debt and modestly reducing its allocation to hard-currency issues. While we expect additional volatility in the near term, we continue to have a positive long-term view on the asset class. We view the Africa / Middle East region as a particularly attractive longer-term opportunity.

The Fund’s overweight in domestic high-yield bonds, which provided outsize exposure to one of the strongest-performing areas of the market, made the largest contribution to results. We continued to invest in the category through credit default swaps (CDX) and exchanged-traded funds (ETFs), as well as individual securities. This approach allowed us to maintain broader-market exposure while greatly reducing the company-specific risks associated with individual bonds. We saw a large allocation to high yield as being appropriate at a time of strong economic growth, low defaults, and robust investor sentiment. The Fund held no high-yield ETFs as of October 31, 2018.

DWS Multisector Income Fund	|	5

We kept the Fund’s duration (interest-rate sensitivity) below that of the index. Although we did not expect rates would spike higher amid the backdrop of moderate growth and low inflation, we also saw little benefit from holding a longer duration at a time in which the Fed was tightening policy. The underweight to duration was a meaningful contributor given that yields increased across the curve. We reduced the extent of the underweight in the latter part of the period on the belief that the majority of the upward move in yields had already occurred.

“We	are maintaining a yield-focused strategy while also taking great care to maintain appropriate liquidity and manage the risks inherent in the portfolio.”

We maintained a modest weighting in equities through an allocation to SPDR S&P 500 ETF Trust and Financial Select SPDF Fund, highly liquid investments that allows us to shift our positioning quickly. We believe the U.S. economic/credit cycle is in the late stages, a time when equities typically outperform high yield. We therefore used stocks as a replacement for a portion of the Fund’s high-yield position in order to take better advantage of the backdrop of improving growth and robust sentiment. This strategy worked well until stocks turned lower in September, and we are watching closely to adjust the position as needed.

The Fund used derivatives during the course of the period. In addition to owning credit default swaps to facilitate exposure to the high-yield market, which helped performance, we used forward currency contracts to manage the foreign currency exposure of certain positions in foreign bonds. This aspect of our positioning was a modest contributor, as well. We also used interest-rate futures to manage the Fund’s duration, which was a small contributor. The Fund also invested in credit default swaps linked to the European market and to domestic commercial mortgage-backed securities. In the aggregate, our use of derivatives was a small net positive. Derivatives are used to achieve the fund’s risk and return objectives and should therefore be evaluated within the context of the entire portfolio rather than as a standalone strategy.

The Fund maintained an underweight allocation to the investment-grade space, together with a positioning that is much different from the overall category. At the close of the period, the Fund had a zero weighting in investment-grade corporates, where we saw very little value given that

6	|	DWS Multisector Income Fund

yield spreads versus Treasuries had fallen near historic lows. Instead, we focused on securitized assets to capture their attractive yields in relation to their underlying credit quality. The Fund’s investment-grade allocation had a neutral impact on results in the past year, but we continue to view it as an important source of portfolio diversification.

Outlook and Positioning

We believe the investment environment remains generally stable despite the disruptions that occurred in the latter half of the period. Economic growth is strong enough to support performance in the credit sectors, and the Fed continues to employ a gradual approach designed to minimize uncertainty. Nevertheless, we remain alert for potential risks stemming from issues such as trade policy, inflation, instability in the emerging markets, and headlines related to U.S. politics. We believe these circumstances argue for a continued emphasis on the credit sectors, but with close attention to risk factors that may call for a more defensive approach. More broadly speaking, we are maintaining a yield-focused strategy while also taking great care to maintain appropriate liquidity and manage the risks inherent in the portfolio.

*	Not held in the Portfolio as of October 31, 2018.

Portfolio Management Team

John D. Ryan, Managing Director

Portfolio Manager of the Fund. Began managing the Fund in 2010.

–

Joined DWS in 2010 from Northern Trust where he served as a senior portfolio manager. Previously, he served as portfolio manager and head of credit trading for Deutsche Asset Management from 1998–2003.

–	Portfolio Manager for US and UK Unconstrained Funds: London.

–	Investment industry experience began in 1993.

–	BA in Economics, University of Chicago; MBA, University of Chicago.

Kevin Bliss, Director

Portfolio Manager of the Fund. Began managing the Fund in 2017.

–	Joined DWS in 2000. Prior to his current role, he served as a rates and credit portfolio manager in London from 2009 to 2016.

–	Fixed Income Portfolio Manager: New York.

–	BA in International Relations (Concentration in Security Studies, Minor in Business), Boston University.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

DWS Multisector Income Fund	|	7

Terms to Know

The unmanaged Bloomberg Barclays U.S. Universal Index represents the union of the U.S. Aggregate Index, U.S. Corporate High-Yield Index, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index.

Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

Quantitative easing entails a central bank’s purchase of government and other securities in the open market in an effort to stimulate the economy by increasing money supply.

Underweight means the fund holds a lower weighting in a given sector or security than the benchmark. Overweight means the fund holds a higher weighting.

Duration, which is expressed in years, measures the sensitivity of the price of a bond or bond fund to a change in interest rates.

An exchange-traded fund (ETF) is a security that tracks an index, a commodity or a basket of assets like an index fund but that trades like a stock on an exchange.

A swap is a derivative in which two counterparties exchange cash flows of one party’s financial instrument for those of the other party’s financial instrument for a set period of time.

A default occurs when an issuer fails to make an interest or principal payment on a bond.

Derivatives are contracts whose value is based on the performance of an underlying financial asset. Derivatives afford leverage, but when used by investors who are able to handle the inherent risks, can enhance returns or protect a portfolio. Derivatives experience significant losses if the underlying security moves contrary to the investor’s expectations.

A forward currency contract is a contract in the foreign exchange market that locks in the exchange rate for the purchase or sale of a currency on a future date as a means to hedge a fund’s currency risk.

Futures contracts are contractual agreements to buy or sell a particular commodity or financial instrument at a pre-determined price in the future.

Yield spread is the difference in yield between non-Treasury bonds, such as corporate bonds or mortgage backed securities, and U.S. Treasury bonds of comparable maturity.

Credit quality is the ability of an issuer of fixed-income securities to repay interest and principal in a timely manner. Credit quality is measured using credit ratings, i.e., assessments of the creditworthiness of a borrower such as a corporation, a municipality or a sovereign country by a credit ratings agency.

8	|	DWS Multisector Income Fund

Performance Summary	October 31, 2018 (Unaudited)

Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/18
Unadjusted for Sales Charge	–2.70%	1.54%	6.06%
Adjusted for the Maximum Sales Charge (max 2.75% load)	–5.38%	0.97%	5.76%
Bloomberg Barclays U.S. Universal Index†	–1.95%	2.16%	4.51%

Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/18
Unadjusted for Sales Charge	–3.41%	0.78%	5.27%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	–3.41%	0.78%	5.27%
Bloomberg Barclays U.S. Universal Index†	–1.95%	2.16%	4.51%

Class R6		1 Year	Life of Class*
Average Annual Total Returns as of 10/31/18
No Sales Charges		–2.22%	0.83%
Bloomberg Barclays U.S. Universal Index†		–1.95%	1.66%

Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/18
No Sales Charges	–2.52%	1.77%	6.28%
Bloomberg Barclays U.S. Universal Index†	–1.95%	2.16%	4.51%

Institutional Class		1-Year	Life of Class**
Average Annual Total Returns as of 10/31/18
No Sales Charges		–2.46%	1.12%
Bloomberg Barclays U.S. Universal Index†		–1.95%	1.61%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2018 are 1.10%, 1.87%, 0.83%, 0.92% and 0.86% for Class A, Class C, Class R6, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

DWS Multisector Income Fund	|	9

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

*	Class R6 commenced operations on August 25, 2014.

**	Institutional Class commenced operations on November 3, 2014.

†

The unmanaged Bloomberg Barclays U.S. Universal Index represents the union of the U.S. Aggregate Index, U.S. Corporate High-Yield Index, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index.

10	|	DWS Multisector Income Fund

	Class A	Class C	Class R6	Class S	Institutional Class
Net Asset Value
10/31/18	$4.34	$4.37	$4.34	$4.35	$4.35
10/31/17	$4.64	$4.67	$4.64	$4.65	$4.65
Distribution Information as of 10/31/18
Income Dividends, Twelve Months	$.18	$.14	$.19	$.19	$.19
October Income Dividend	$.0157	$.0129	$.0167	$.0163	$.0166
SEC 30-day Yield‡‡	3.94%	3.30%	4.31%	4.30%	4.30%
Current Annualized Distribution Rate‡‡	4.34%	3.54%	4.62%	4.50%	4.58%

‡‡

The SEC yield is net investment income per share earned over the year ended October 31, 2018, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yields would have been 3.89%, 3.22%, 4.25% and 4.26% for Class A, C, S and Institutional Class shares, respectively, had certain expenses not been reduced. The current annualized distribution rate is the latest quarterly dividend shown as an annualized percentage of net asset value on October 31, 2018. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rates would have been 4.29%, 3.46%, 4.45% and 4.54% for Class A, C, S and Institutional Class shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

DWS Multisector Income Fund	|	11

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	10/31/18	10/31/17
Corporate Bonds	39%	41%
Government & Agency Obligations	25%	28%
Collateralized Mortgage Obligations	10%	7%
Asset-Backed	8%	4%
Equity — Exchange-Traded Funds	7%	8%
Cash Equivalents	3%	3%
Loan Participations and Assignments	3%	3%
Mortgage-Backed Securities Pass-Throughs	2%	2%
Commercial Mortgage-Backed Securities	2%	3%
Preferred Stock	1%	—
Fixed Income — Exchange-Traded Funds	—	1%
	100%	100%

Quality (Excludes Securities Lending Collateral, Cash Equivalents and ETFs)	10/31/18	10/31/17
AAA	16%	18%
AA	2%	1%
A	10%	9%
BBB	23%	24%
BB	26%	21%
B	20%	15%
Below B	1%	3%
Not Rated	2%	9%
	100%	100%

The quality ratings represent the higher of Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings, Inc. (“Fitch”) or Standard & Poor’s Corporation (“S&P”) credit ratings. The ratings of Moody’s, Fitch and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.

Interest Rate Sensitivity	10/31/18	10/31/17
Effective Maturity	6.0 years	6.5 years
Effective Duration	4.1 years	3.7 years

Effective maturity is the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.

Effective duration is an approximate measure of the Fund’s sensitivity to interest rate changes taking into consideration any maturity shortening features.

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 13. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 69 for contact information.

12	|	DWS Multisector Income Fund

Investment Portfolio	as of October 31, 2018

	Principal Amount ($)(a)	Value ($)
Corporate Bonds 38.6%
Communication Services 5.3%
Altice Financing SA, 144A, 7.5%, 5/15/2026	1,800,000	1,692,000
Altice France SA, 144A, 7.375%, 5/1/2026	1,785,000	1,708,584
CCO Holdings LLC, 144A, 5.875%, 5/1/2027	1,640,000	1,611,300
CSC Holdings LLC:
144A, 5.5%, 4/15/2027	1,800,000	1,728,000
144A, 10.125%, 1/15/2023	1,000,000	1,087,900
Expedia Group, Inc., 3.8%, 2/15/2028	1,775,000	1,606,588
Sprint Corp., 7.125%, 6/15/2024	1,265,000	1,293,462
Virgin Media Secured Finance PLC, 144A, 5.25%, 1/15/2026	1,600,000	1,492,000
Zayo Group LLC:
6.0%, 4/1/2023	140,000	142,800
6.375%, 5/15/2025	325,000	332,313

		12,694,947

Consumer Discretionary 0.5%
American Axle & Manufacturing, Inc., 6.25%, 4/1/2025 (b)	850,000	802,187
Asbury Automotive Group, Inc., 6.0%, 12/15/2024	180,000	176,850
Dana, Inc., 5.5%, 12/15/2024	185,000	178,248

		1,157,285

Energy 13.2%
Boardwalk Pipelines LP, 4.95%, 12/15/2024	1,500,000	1,514,122
Buckeye Partners LP, 3.95%, 12/1/2026	1,500,000	1,369,905
Cheniere Corpus Christi Holdings LLC, 7.0%, 6/30/2024	1,600,000	1,730,000
Chesapeake Energy Corp., 8.0%, 1/15/2025 (b)	630,000	637,875
Crestwood Midstream Partners LP, 6.25%, 4/1/2023	1,600,000	1,632,000
CrownRock LP, 144A, 5.625%, 10/15/2025	500,000	475,625
Energy Transfer Operating LP, 4.05%, 3/15/2025	1,500,000	1,437,097
EnLink Midstream Partners LP, 4.85%, 7/15/2026	1,000,000	945,819
Genesis Energy LP, 6.5%, 10/1/2025	1,500,000	1,383,750
Gulfport Energy Corp., 6.0%, 10/15/2024	1,000,000	935,000
Hilcorp Energy I LP, 144A, 5.75%, 10/1/2025	855,000	831,488
KazMunayGas National Co. JSC, 144A, 4.4%, 4/30/2023	4,500,000	4,450,320
Laredo Petroleum, Inc., 6.25%, 3/15/2023	1,305,000	1,282,162
Marathon Petroleum Corp., 144A, 5.125%, 12/15/2026	1,500,000	1,539,374
MEG Energy Corp., 144A, 6.5%, 1/15/2025	500,000	517,500
Oasis Petroleum, Inc., 6.875%, 3/15/2022 (b)	582,000	585,638

The accompanying notes are an integral part of the financial statements.

DWS Multisector Income Fund	|	13

	Principal Amount ($)(a)		Value ($)
Petrobras Global Finance BV, 5.299%, 1/27/2025		2,000,000	1,907,500
Petroleos Mexicanos, REG S, 3.75%, 2/21/2024	EUR	1,340,000	1,536,723
Range Resources Corp.:
4.875%, 5/15/2025 (b)		180,000	166,950
5.0%, 3/15/2023		1,250,000	1,209,375
Resolute Energy Corp., 8.5%, 5/1/2020		500,000	498,750
Southwestern Energy Co., 7.75%, 10/1/2027 (b)		2,000,000	2,025,000
Weatherford International Ltd., 9.875%, 2/15/2024 (b)		800,000	624,000
Whiting Petroleum Corp., 6.25%, 4/1/2023		1,260,000	1,275,750
WildHorse Resource Development Corp., 6.875%, 2/1/2025		1,000,000	995,000

			31,506,723

Financials 13.4%
Akbank T.A.S., 144A, 5.0%, 10/24/2022		1,000,000	910,232
Banco Santander SA, 3.5%, 4/11/2022		1,500,000	1,464,133
Bank of America Corp., 4.0%, 1/22/2025		1,500,000	1,460,757
Barclays PLC, 4.836%, 5/9/2028		3,000,000	2,768,834
BNP Paribas SA, 144A, 6.75%, 3/14/2022		2,000,000	2,022,500
BPCE SA, 144A, 4.875%, 4/1/2026		2,000,000	1,969,581
Citigroup, Inc.:
4.125%, 7/25/2028		1,500,000	1,422,245
5.5%, 9/13/2025		1,500,000	1,572,906
Credit Suisse Group AG, 144A, 7.5%, 12/11/2023		1,500,000	1,561,740
HSBC Holdings PLC, 6.0%, 5/22/2027		2,500,000	2,300,000
Intesa Sanpaolo SpA, 144A, 3.125%, 7/14/2022		1,500,000	1,363,048
Lincoln Finance Ltd., 144A, 7.375%, 4/15/2021		120,000	121,800
National Savings Bank, 144A, 5.15%, 9/10/2019		1,500,000	1,468,500
Royal Bank of Scotland Group PLC:
3.498%, 5/15/2023		1,500,000	1,442,698
7.5%, 8/10/2020		3,700,000	3,761,050
The Goldman Sachs Group, Inc.:
2.905%, 7/24/2023		1,500,000	1,442,559
Series P, 5.0%, 11/10/2022		1,500,000	1,380,000
UBS AG, REG S, 5.125%, 5/15/2024		1,500,000	1,492,770
Westpac Banking Corp., 5.0%, 9/21/2027		2,605,000	2,279,135

			32,204,488

Health Care 0.4%
HCA, Inc., 5.25%, 6/15/2026		1,000,000	1,017,500

Industrials 0.7%
Bombardier, Inc., 144A, 5.75%, 3/15/2022		535,000	528,981
Covanta Holding Corp., 5.875%, 3/1/2024		195,000	194,513
Meritor, Inc., 6.25%, 2/15/2024		100,000	98,500
Park Aerospace Holdings Ltd., 144A, 5.25%, 8/15/2022		800,000	794,000

			1,615,994

The accompanying notes are an integral part of the financial statements.

14	|	DWS Multisector Income Fund

	Principal Amount ($)(a)	Value ($)
Information Technology 0.1%
Cardtronics, Inc., 5.125%, 8/1/2022	130,000	124,800

Materials 3.4%
AK Steel Corp., 7.0%, 3/15/2027 (b)	2,000,000	1,770,000
Cascades, Inc., 144A, 5.5%, 7/15/2022	30,000	29,775
CF Industries, Inc., 144A, 4.5%, 12/1/2026	105,000	103,069
Constellium NV, 144A, 6.625%, 3/1/2025 (b)	1,000,000	980,000
Evraz Group SA, 144A, 5.375%, 3/20/2023	1,600,000	1,572,000
Metinvest BV, 144A, 7.75%, 4/23/2023	2,000,000	1,920,000
Reynolds Group Issuer, Inc.:
144A, 5.125%, 7/15/2023	5,000	4,888
6.875%, 2/15/2021	722,530	727,949
Teck Resources Ltd., 144A, 8.5%, 6/1/2024	60,000	65,100
Vedanta Resources PLC, 144A, 7.125%, 5/31/2023	1,000,000	938,750

		8,111,531

Real Estate 0.6%
Government Properties Income Trust, (REIT), 4.0%, 7/15/2022	565,000	557,031
Hospitality Properties Trust, (REIT), 3.95%, 1/15/2028	500,000	447,215
Omega Healthcare Investors, Inc., (REIT), 4.75%, 1/15/2028 (b)	500,000	483,626

		1,487,872

Utilities 1.0%
Eskom Holdings SOC Ltd., 144A, 6.75%, 8/6/2023	550,000	514,250
NRG Energy, Inc., 6.25%, 5/1/2024	1,950,000	1,990,716

		2,504,966
Total Corporate Bonds (Cost $96,538,974)		92,426,106

Mortgage-Backed Securities Pass-Throughs 2.3%
Federal National Mortgage Association:
4.0%, with various maturities from 12/1/2040 until 12/1/2042	3,668,815	3,696,606
4.5%, 9/1/2039	1,701,834	1,762,311

Total Mortgage-Backed Securities Pass-Throughs (Cost $5,722,422)		5,458,917

Asset-Backed 7.6%
Automobile Receivables 0.1%
CPS Auto Receivables Trust, “D”, Series 2014-A, 144A, 5.11%, 2/18/2020	170,000	170,573

The accompanying notes are an integral part of the financial statements.

DWS Multisector Income Fund	|	15

	Principal Amount ($)(a)		Value ($)
Home Equity Loans 0.0%
CIT Group Home Equity Loan Trust, “AF6”, Series 2002-1, 6.2%, 2/25/2030		61,721	62,844

Miscellaneous 7.5%
Dell Equipment Finance Trust:
“C”, Series 2017-2, 144A, 2.73%, 10/24/2022		750,000	738,551
“D”, Series 2017-1, 144A, 3.44%, 4/24/2023		980,000	973,415
Domino’s Pizza Master Issuer LLC, “A23”, Series 2017-1A, 144A, 4.118%, 7/25/2047		1,688,625	1,653,147
Dryden 55 CLO Ltd., “D”, Series 2018-55A, 144A, 3-month USD-LIBOR + 2.850%, 5.286%**, 4/15/2031		2,000,000	1,978,378
Dryden Senior Loan Fund, “B”, Series 2017-49A, 144A, 3-month USD-LIBOR + 1.700%, 4.149%**, 7/18/2030		1,130,000	1,130,784
Hilton Grand Vacations Trust, “B”, Series 2014-AA, 144A, 2.07%, 11/25/2026		519,281	509,967
JPMorgan Mortgage Acquisition Trust, “AF4”, Series 2007-CH1, 5.798%**, 11/25/2036		1,876,156	1,908,739
Jubilee CLO BV, “C1”, Series 2018-21A, 144A, 3-month EURIBOR + 2.500% floor, 2.5%**, 1/15/2032 (c)	EUR	2,000,000	2,265,301
Madison Park Funding XIV Ltd., “DRR”, Series 2014-14A, 144A, 3-month USD-LIBOR + 2.950%, 5.419%**, 10/22/2030		1,000,000	999,983
Neuberger Berman CLO Ltd., “D”, Series 2018-28A, 144A, 3-month USD-LIBOR + 2.850%, 5.319%**, 4/20/2030		1,000,000	989,291
Venture XXVIII CLO Ltd., “A2”, Series 2017-28A, 144A, 3-month USD-LIBOR + 1.110%, 3.579%**, 7/20/2030		2,000,000	1,994,936
Voya CLO Ltd., “CR”, Series 2016-3A, 144A, 3-month USD-LIBOR + 3.250%, 5.721%**, 10/18/2031		2,150,000	2,150,000
Wendy’s Funding LLC, “A2I”, Series 2018-1A, 144A, 3.573%, 3/15/2048		744,375	714,615

			18,007,107
Total Asset-Backed (Cost $18,365,568)			18,240,524

Commercial Mortgage-Backed Securities 1.5%
BX Commercial Mortgage Trust, “D”, Series 2018-IND, 144A, 1-month USD-LIBOR + 1.300%, 3.58%**, 11/15/2035		750,000	751,391
FHLMC Multifamily Structured Pass-Through Certificates, “X1”, Series K043, Interest Only, 0.543%**, 12/25/2024		7,393,164	209,097

The accompanying notes are an integral part of the financial statements.

16	|	DWS Multisector Income Fund

	Principal Amount ($)(a)	Value ($)
GMAC Commercial Mortgage Securities, Inc., “G”, Series 2004-C1, 144A, 5.455%, 3/10/2038	2,951,551	2,732,699

Total Commercial Mortgage-Backed Securities (Cost $3,930,949)		3,693,187

Collateralized Mortgage Obligations 10.0%
Banc of America Mortgage Securities, “2A2”, Series 2004-A, 3.858%**, 2/25/2034	141,585	141,653
Bear Stearns Adjustable Rate Mortgage Trust, “2A1”, Series 2005-11, 4.8%**, 12/25/2035	376,169	383,725
Countrywide Alternative Loan Trust, “1A4”, Series 2006-43CB, 6.0%, 2/25/2037	172,681	145,139
Countrywide Home Loans, “2A5”, Series 2004-13, 5.75%, 8/25/2034	269,945	268,355
Fannie Mae Connecticut Avenue Securities:
“1M2”, Series 2018-C06, 1-month USD-LIBOR + 2.000%, 4.281%** , 3/25/2031	833,333	822,420
“1M1”, Series 2016-C02, 1-month USD-LIBOR + 2.150%, 4.431%** , 9/25/2028	313,651	314,664
“1M2”, Series 2018-C03, 1-month USD-LIBOR + 2.150%, 4.431%** , 10/25/2030	1,000,000	998,048
“1M2”, Series 2018-C05, 1-month USD-LIBOR + 2.350%, 4.631%** , 1/25/2031	2,000,000	2,009,927
Federal Home Loan Mortgage Corp.:
“H”, Series 4685, 4.0%, 8/15/2044	2,663,318	2,703,363
“C31”, Series 303, Interest Only, 4.5%, 12/15/2042	6,578,768	1,607,291
“PI”, Series 3843, Interest Only, 4.5%, 5/15/2038	927,267	58,917
“A”, Series 172, Interest Only, 6.5%, 1/1/2024	178,536	21,321
Federal National Mortgage Association:
“ZL” , Series 2017-55, 3.0%, 10/25/2046	1,561,138	1,285,350
“4”, Series 406, Interest Only, 4.0%, 9/25/2040	1,518,785	326,516
Freddie Mac Structured Agency Credit Risk Debt Notes:
“M2”, Series 2017-DNA3, 1-month USD-LIBOR + 2.500%, 4.781%** , 3/25/2030	1,000,000	1,036,551
“M2”, Series 2017-DNA2, 1-month USD-LIBOR + 3.450%, 5.731%** , 10/25/2029	1,000,000	1,091,681
Government National Mortgage Association:
“GI”, Series 2014-146, Interest Only, 3.5%, 9/20/2029	6,413,426	730,171
“MZ”, Series 2014-27, 3.5%, 12/20/2043	3,105,469	2,924,932
“HI”, Series 2015-77, Interest Only, 4.0%, 5/20/2045	2,730,940	576,583
“PI”, Series 2015-40, Interest Only, 4.0%, 4/20/2044	1,080,117	184,036
“IP”, Series 2014-11, Interest Only, 4.5%, 1/20/2043	1,507,119	249,374
“IP”, Series 2014-115, Interest Only, 4.5%, 2/20/2044	140,979	34,127

The accompanying notes are an integral part of the financial statements.

DWS Multisector Income Fund	|	17

	Principal Amount ($)(a)		Value ($)
“PI”, Series 2014-108, Interest Only, 4.5%, 12/20/2039		199,040	40,164
“IN”, Series 2009-69, Interest Only, 5.5%, 8/20/2039		590,233	115,958
“IV”, Series 2009-69, Interest Only, 5.5%, 8/20/2039		690,573	143,076
“IJ”, Series 2009-75, Interest Only, 6.0%, 8/16/2039		442,635	74,227
JPMorgan Mortgage Trust, “2A1”, Series 2006-A2, 3.705%**, 4/25/2036		729,835	694,884
Merrill Lynch Mortgage Investors Trust, “2A”, Series 2003-A6, 4.594%**, 10/25/2033		256,290	256,610
RESIMAC, “A2”, Series 2017-2, Australian Bank Bill Short Term Rates 1 Month Mid + 1.200%, 3.05%**, 1/15/2049	AUD	2,571,027	1,812,178
STACR Trust:
“M2”, Series 2018-DNA3, 144A, 1-month USD-LIBOR + 2.100%, 4.381%**, 9/25/2048		1,081,081	1,071,925
“M2”, Series 2018-DNA2,144A, 1-month USD-LIBOR + 2.150%, 4.431%** , 12/25/2030		1,400,000	1,388,246
Wells Fargo Mortgage-Backed Securities Trust:
“2A16”, Series 2005-AR10, 4.315%**, 6/25/2035		301,996	304,958
“2A3”, Series 2004-EE, 4.443%**, 12/25/2034		160,643	161,110

Total Collateralized Mortgage Obligations (Cost $21,392,609)			23,977,480

Government & Agency Obligations 22.4%
Other Government Related (d) 2.8%
Banque Centrale de Tunisie International Bond, 144A, 5.75%, 1/30/2025		1,750,000	1,483,591
Gazprom OAO, 144A, 4.95%, 7/19/2022		1,500,000	1,503,108
Sberbank of Russia, 144A, 5.125%, 10/29/2022		1,000,000	983,080
Southern Gas Corridor CJSC, 144A, 6.875%, 3/24/2026		2,555,000	2,740,692

			6,710,471

Sovereign Bonds 13.9%
Export Credit Bank of Turkey, 144A, 5.375%, 10/24/2023		750,000	663,247
Government of Indonesia, Series FR56, 8.375%, 9/15/2026	IDR	19,300,000,000	1,250,799
Islamic Republic of Pakistan, 144A, 6.875%, 12/5/2027		750,000	692,403
Ivory Coast Government International Bond:
144A, 5.375%, 7/23/2024		1,700,000	1,588,820
144A, 6.375%, 3/3/2028		400,000	370,744
KazAgro National Management Holding JSC, 144A, 4.625%, 5/24/2023		1,250,000	1,233,562
Kingdom of Bahrain, 144A, 6.125%, 8/1/2023		2,250,000	2,270,047
Mexican Udibonos Inflation-Linked Bond, Series S, 2.0%, 6/9/2022	MXN	42,641,251	1,943,299

The accompanying notes are an integral part of the financial statements.

18	|	DWS Multisector Income Fund

	Principal Amount ($)(a)		Value ($)
Oman Government International Bond, 144A, 4.75%, 6/15/2026		2,350,000	2,162,000
Republic of Angola, 144A, 9.5%, 11/12/2025		1,700,000	1,871,870
Republic of Argentina, Series NY, Step-up Coupon, 2.5% to 3/31/2019, 3.75% to 3/31/2029, 5.25% to 12/31/2038		1,500,000	835,500
Republic of Argentina Inflation-Linked Bond, 5.83%, 12/31/2033	ARS	377	92
Republic of Azerbaijan, 144A, 4.75%, 3/18/2024		1,000,000	985,000
Republic of Ecuador, 144A, 8.75%, 6/2/2023		1,000,000	955,000
Republic of Hungary, Series 19/A, 6.5%, 6/24/2019	HUF	113,800,000	412,958
Republic of Kenya, 144A, 6.875%, 6/24/2024		1,000,000	972,908
Republic of Namibia, 144A, 5.25%, 10/29/2025 (b)		2,500,000	2,250,200
Republic of Nigeria, 144A, 6.5%, 11/28/2027		1,800,000	1,651,572
Republic of Senegal, 144A, 6.25%, 7/30/2024 (b)		2,100,000	2,047,668
Republic of Sri Lanka, 144A, 5.75%, 1/18/2022		3,220,000	2,991,287
Republic of Zambia, 144A, 5.375%, 9/20/2022		1,600,000	1,077,168
State of Qatar, 144A, 3.25%, 6/2/2026 (b)		2,750,000	2,610,190
United Mexican States, Series M, 5.75%, 3/5/2026	MXN	58,160,700	2,394,629

			33,230,963

U.S. Treasury Obligations 5.7%
U.S. Treasury Bonds:
3.0%, 5/15/2047		240,000	222,291
3.0%, 2/15/2048		100,000	92,473
U.S. Treasury Inflation Indexed Note, 0.625%, 4/15/2023		13,703,850	13,442,620

			13,757,384
Total Government & Agency Obligations (Cost $56,497,533)			53,698,818

Loan Participations and Assignments 2.5%
Senior Loans**
Calpine Corp., Term Loan B5, 3-month USD LIBOR + 2.500%, 4.89%, 1/15/2024		1,935,000	1,930,869
DaVita, Inc., Term Loan B, 1-month USD LIBOR + 2.750%, 5.052%, 6/24/2021		689,400	691,558
First Data Corp., Term Loan, 1-month USD LIBOR + 2.000%, 4.287%, 4/26/2024		503,219	501,070
MacDermid, Inc., Term Loan B6, 1-month USD LIBOR + 3.000%, 5.302%, 6/7/2023		1,119,957	1,122,757
MEG Energy Corp., Term Loan B, 1-month USD LIBOR + 3.500%, 5.802%, 12/31/2023		51,837	52,053
NRG Energy, Inc., Term Loan B, 3-month USD LIBOR + 1.750%, 4.136%, 6/30/2023		958,375	956,032

The accompanying notes are an integral part of the financial statements.

DWS Multisector Income Fund	|	19

	Principal Amount ($)(a)	Value ($)
Valeant Pharmaceuticals International, Inc., Term Loan B, 1-month USD LIBOR + 3.000%, 5.274%, 6/1/2025	673,788	674,973

Total Loan Participations and Assignments (Cost $5,926,266)		5,929,312

Short-Term U.S. Treasury Obligations 1.9%
U.S. Treasury Bills:
2.362%***, 8/15/2019 (e)	2,000,000	1,959,661
2.563%***, 10/10/2019 (f)	700,000	682,784
2.573%***, 10/10/2019 (f)	1,890,000	1,843,518

Total Short-Term U.S. Treasury Obligations (Cost $4,488,915)		4,485,963

Convertible Bond 0.3%
Materials
GEO Specialty Chemicals, Inc., 3-month USD-LIBOR + 14.0%, 16.321%** PIK, 10/18/2025 (g) (Cost $573,656)	571,797	616,969

	Shares	Value ($)
Common Stocks 0.0%
Industrials 0.0%
Quad Graphics, Inc.	16	247

Materials 0.0%
GEO Specialty Chemicals, Inc.* (g)	247,960	42,153
GEO Specialty Chemicals, Inc. 144A* (g)	966	164

		42,317
Total Common Stocks (Cost $183,657)		42,564

Preferred Stocks 0.8%
Utilities
Southern Co. 5.25% (Cost $2,125,000)	85,000	1,956,700

Warrant 0.0%
Materials
Hercules Trust II, Expiration Date 3/31/2029* (g) (Cost $70,220)	315	9,957

The accompanying notes are an integral part of the financial statements.

20	|	DWS Multisector Income Fund

	Shares	Value ($)

Exchange-Traded Funds 7.4%
Financial Select Sector SPDR Fund	276,140	7,256,959
SPDR S&P 500 ETF Trust	38,500	10,419,255

Total Exchange-Traded Funds (Cost $18,081,164)		17,676,214

Securities Lending Collateral 3.4%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 2.09% (h) (i) (Cost $8,224,090)	8,224,090	8,224,090

Cash Equivalents 3.4%
DWS Central Cash Management Government Fund, 2.19% (h) (Cost $8,121,587)	8,121,587	8,121,587

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $250,242,610)	102.1	244,558,388
Other Assets and Liabilities, Net	(2.1)	(5,054,625)

Net Assets	100.0	239,503,763

A summary of the Fund’s transactions with affiliated investments during the year ended October 31, 2018 are as follows:

Value ($) at 10/31/2017	Pur- chases Cost ($)	Sales Proceeds ($)		Net Real- ized Gain/ (Loss) ($)	Net Change in Unreal- ized Appreci- ation (Depreci- ation) ($)	Income ($)	Capital Gain Distri- butions ($)	Number of Shares at 10/31/2018	Value ($) at 10/31/2018

Securities Lending Collateral 3.4%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 2.09% (h) (i)
26,602,285	—	18,378,195	(j)	—	—	203,038	—	8,224,090	8,224,090

Cash Equivalents 3.4%
DWS Central Cash Management Government Fund, 2.19% (h)
9,011,633	213,950,295	214,840,341		—	—	162,384	—	8,121,587	8,121,587
35,613,918	213,950,295	233,218,536		—	—	365,422	—	16,345,677	16,345,677

*	Non-income producing security.

**

Variable or floating rate security. These securities are shown at their current rate as of October 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description above. Certain variable rate securities are not based on a published reference rate and spread but adjust periodically based on current market conditions, prepayment of underlying positions and/or other variables.

The accompanying notes are an integral part of the financial statements.

DWS Multisector Income Fund	|	21

***	Annualized yield at time of purchase; not a coupon rate.

(a)	Principal amount stated in U.S. dollars unless otherwise noted.

(b)

All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at October 31, 2018 amounted to $7,963,436, which is 3.3% of net assets.

(c)	When-issued security.

(d)	Government-backed debt issued by financial companies or government sponsored enterprises.

(e)	At October 31, 2018, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(f)	At October 31, 2018, this security has been pledged, in whole or in part, to cover initial margin requirements for open centrally cleared swap contracts.

(g)	Investment was valued using significant unobservable inputs.

(h)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

(i)	Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

(j)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested for the year ended October 31, 2018.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

CJSC: Closed Joint Stock Company

CLO: Collateralized Loan Obligation

EURIBOR: Euro Interbank Offered Rate

Interest Only: Interest Only (IO) bonds represent the “interest only” portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

JSC: Joint Stock Company

LIBOR: London Interbank Offered Rate

PIK: Denotes that all or a portion of the income is paid in-kind in the form of additional principal.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

S&P: Standard & Poor’s

SPDR: Standard & Poor’s Depositary Receipt

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At October 31, 2018, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized (Depreciation) ($)
2 Year U.S. Treasury Note	USD	12/31/2018	142	29,951,540	29,913,188	(38,352)
Ultra 10 Year U.S. Treasury Note	USD	12/19/2018	204	26,053,114	25,522,313	(530,801)

The accompanying notes are an integral part of the financial statements.

22	|	DWS Multisector Income Fund

Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized (Depreciation) ($)
Ultra Long U.S. Treasury Bond	USD	12/19/2018	19	3,016,737	2,835,156	(181,581)
Total unrealized depreciation						(750,734)

At October 31, 2018, open futures contracts sold were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation (Depreciation) ($)
10 Year U.S. Treasury Note	USD	12/19/2018	80	9,598,580	9,475,000	123,580
5 Year U.S. Treasury Note	USD	12/31/2018	190	21,436,299	21,352,734	83,565
Euro-Schatz	EUR	12/6/2018	446	56,554,741	56,565,521	(10,780)
Total net unrealized appreciation						196,365

At October 31, 2018, open credit default swap contracts sold were as follows:

Centrally Cleared Swaps

Underlying Reference Obligation	Fixed Cash Flows Received/ Frequency	Expiration Date	Notional Amount (k)	Currency	Value ($)	Upfront Payments Paid ($)	Unrealized Appreciation/ (Depreciation) ($)
iTRAXX Europe Crossover Series 29	5.0%/ Quarterly	6/20/2023	6,700,000	EUR	694,430	677,255	17,175
Markit CDX North America High Yield Index Series 31	5.0%/ Quarterly	12/20/2023	33,300,000	USD	1,898,739	2,240,579	(341,840)
Markit CDX North America High Yield Index Series 30	5.0%/ Quarterly	6/20/2023	15,000,000	USD	995,330	941,953	53,377
Total net unrealized depreciation							(271,288)

Bilateral Swaps

Underlying Reference Obligation	Fixed Cash Flows Received/ Frequency	Counterparty/ Expiration Date	Notional Amount (k)	Currency	Value ($)	Upfront Payments Paid ($)	Unrealized (Depreciation) ($)
Markit Commercial Mortgage Backed Securities Index Series 11	1.5%/ Monthly	Merrill Lynch Capital Services, Inc. 11/18/2054	1,000,000	USD	5,125	8,280	(3,155)

(k)	The maximum potential amount of future undiscounted payments that the Fund could be required to make under a credit default swap contract would be the notional amount

The accompanying notes are an integral part of the financial statements.

DWS Multisector Income Fund	|	23

of the contract. These potential amounts would be partially offset by any recovery values of the underlying reference obligation or net amounts received from the settlement of buy protection credit default swap contracts entered into by the Fund for the same underlying reference obligation, if any.

At October 31, 2018, open credit default swap contracts purchased were as follows:

Centrally Cleared Swaps

Underlying Reference Obligation	Fixed Cash Flows Paid/ Frequency	Expiration Date	Notional Amount	Currency	Value ($)	Upfront Payments Paid (Received) ($)	Unrealized Appreciation/ (Depreciation) ($)
iTRAXX Europe Series 29	1.0%/ Quarterly	6/20/2023	13,400,000	EUR	(265,232)	(256,275)	(8,957)
Markit CDX Emerging Markets Index Series 30	1.0%/ Quarterly	12/20/2023	6,500,000	USD	312,794	308,544	4,250
Markit CDX North America Investment Grade Index Series 30	1.0%/ Quarterly	6/20/2023	13,400,000	USD	(230,055)	(223,903)	(6,152)
Total net unrealized depreciation							(10,859)

As of October 31, 2018, the Fund had the following open forward foreign currency contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
AUD	3,027,000	USD	2,197,121	11/16/2018	53,219	Bank of America
EUR	4,373,497	USD	5,074,950	11/23/2018	113,286	JPMorgan Chase Securities, Inc.
EUR	2,800,000	USD	3,207,490	1/9/2019	15,669	JPMorgan Chase Securities, Inc.
CNY	37,949,175	USD	5,459,342	1/9/2019	18,444	Toronto-Dominion Bank
MXN	61,500,000	USD	3,150,813	1/23/2019	162,219	State Street Bank and Trust
Total unrealized appreciation					362,837

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
USD	5,128,219	EUR	4,372,293	11/23/2018	(167,920)	JPMorgan Chase Securities, Inc.
USD	2,474,403	CNY	17,244,008	1/9/2019	(2,073)	Credit Agricole
Total unrealized depreciation					(169,993)

The accompanying notes are an integral part of the financial statements.

24	|	DWS Multisector Income Fund

Currency Abbreviations
ARS Argentine Peso
AUD Australian Dollar
CNY Chinese Yuan
EUR Euro
HUF Hungarian Forint
IDR Indonesian Rupiah
MXN Mexican Peso
USD United States Dollar

For information on the Fund’s policy and additional disclosures regarding futures contracts, credit default swap contracts and forward foreign currency contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2018 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Fixed Income Investments (l)
Corporate Bonds	$—	$92,426,106	$—	$92,426,106
Mortgage-Backed Securities Pass-Throughs	—	5,458,917	—	5,458,917
Asset-Backed	—	18,240,524	—	18,240,524
Commercial Mortgage-Backed Securities	—	3,693,187	—	3,693,187
Collateralized Mortgage Obligations	—	23,977,480	—	23,977,480
Government & Agency Obligations	—	53,698,818	—	53,698,818
Loan Participations and Assignments	—	5,929,312	—	5,929,312
Short-Term U.S. Treasury Obligations	—	4,485,963	—	4,485,963
Convertible Bond	—	—	616,969	616,969

The accompanying notes are an integral part of the financial statements.

DWS Multisector Income Fund	|	25

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (l)	$247	$—	$42,317	$42,564
Preferred Stock	1,956,700	—	—	1,956,700
Warrant	—	—	9,957	9,957
Exchange-Traded Funds	17,676,214	—	—	17,676,214
Short-Term Investments (l)	16,345,677	—	—	16,345,677
Derivatives (m)
Futures Contracts	207,145	—	—	207,145
Credit Default Swap Contracts	—	74,802	—	74,802
Forward Foreign Currency Contracts	—	362,837	—	362,837
Total	$36,185,983	$208,347,946	$669,243	$245,203,172

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (m)
Futures Contracts	$(761,514)	$—	$—	$(761,514)
Credit Default Swap Contracts	—	(360,104)	—	(360,104)
Forward Foreign Currency Contracts	—	(169,993)	—	(169,993)
Total	$(761,514)	$(530,097)	$—	$(1,291,611)

(l)	See Investment Portfolio for additional detailed categorizations.

(m)	Derivatives include, unrealized appreciation (depreciation) on open futures contracts, credit default swap contracts and forward foreign currency contracts.

The accompanying notes are an integral part of the financial statements.

26	|	DWS Multisector Income Fund

Statement of Assets and Liabilities

as of October 31, 2018

Assets
Investments in non-affiliated securities, at value (cost $233,896,933) — including $7,963,436 of securities loaned	$228,212,711
Investment in DWS Government & Agency Securities Portfolio (cost $8,224,090)*	8,224,090
Investment in DWS Central Cash Management Government Fund (cost $8,121,587)	8,121,587
Cash	899,192
Receivable for investments sold	1,760,625
Receivable for Fund shares sold	992,197
Interest receivable	2,251,793
Receivable for variation margin on centrally cleared swaps	176,945
Unrealized appreciation on forward foreign currency contracts	362,837
Upfront payments paid on bilateral swap contracts	8,280
Foreign taxes recoverable	5,963
Other assets	28,755
Total assets	251,044,975

Liabilities
Foreign cash overdraft, at value (cost $12,335)	10,960
Payable upon return of securities loaned	8,224,090
Payable for investments purchased — when-issued security	2,265,301
Payable for Fund shares redeemed	307,219
Payable for variation margin on futures contracts	66,748
Unrealized depreciation on bilateral swap contracts	3,155
Unrealized depreciation on forward foreign currency contracts	169,993
Accrued management fee	88,354
Accrued Trustees’ fees	3,122
Other accrued expenses and payables	402,270
Total liabilities	11,541,212
Net assets, at value	$239,503,763

*	Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

DWS Multisector Income Fund	|	27

Statement of Assets and Liabilities as of October 31, 2018 (continued)

Net Assets Consist of

Distributable earnings (loss)	$(56,252,442)
Paid-in capital	295,756,205
Net assets, at value	$239,503,763

Net Asset Value
Class A
Net Asset Value and redemption price per share ($168,258,798 ÷ 38,768,190 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$4.34
Maximum offering price per share (100 ÷ 97.25 of $4.34)	$4.46
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($24,670,443 ÷ 5,643,007 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$4.37
Class R6
Net Asset Value, offering and redemption price per share ($110,603 ÷ 25,506 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$4.34
Class S
Net Asset Value, offering and redemption price per share ($38,099,950 ÷ 8,757,884 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$4.35
Institutional Class
Net Asset Value, offering and redemption price per share ($8,363,969 ÷ 1,923,567 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$4.35

The accompanying notes are an integral part of the financial statements.

28	|	DWS Multisector Income Fund

Statement of Operations

for the year ended October 31, 2018

Investment Income
Income:
Interest (net of foreign taxes withheld of $38,818)	$11,848,136
Dividends	969,488
Income distributions — DWS Central Cash Management Government Fund	162,384
Securities lending income, net of borrower rebates	203,038
Total income	13,183,046
Expenses:
Management fee	1,354,041
Administration fee	284,273
Services to shareholders	410,514
Distribution and service fees	777,360
Custodian fee	32,568
Professional fees	118,941
Reports to shareholders	60,687
Registration fees	63,038
Trustees’ fees and expenses	15,347
Other	39,417
Total expenses before expense reductions	3,156,186
Expense reductions	(10,645)
Total expenses after expense reductions	3,145,541
Net investment income	10,037,505

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(5,531,338)
Swap contracts	331,152
Futures	376,157
Forward foreign currency contracts	788,338
Foreign currency	(63,938)
(4,099,629)
Change in net unrealized appreciation (depreciation) on:
Investments	(12,411,381)
Swap contracts	(285,302)
Futures	(784,123)
Forward foreign currency contracts	34,543
Foreign currency	21,527
(13,424,736)
Net gain (loss)	(17,524,365)
Net increase (decrease) in net assets resulting from operations	$(7,486,860)

The accompanying notes are an integral part of the financial statements.

DWS Multisector Income Fund	|	29

Statements of Changes in Net Assets

	Years Ended October 31,
Increase (Decrease) in Net Assets	2018	2017

Operations:
Net investment income	$10,037,505	$11,321,310
Net realized gain (loss)	(4,099,629)	(4,082,426)
Change in net unrealized appreciation (depreciation)	(13,424,736)	10,340,283
Net increase (decrease) in net assets resulting from operations	(7,486,860)	17,579,167
Distributions to shareholders from:
Distributions:
Class A	(7,399,868)	(7,622,594)
Class C	(1,035,293)	(1,175,048)
Class R6	(4,721)	(4,005)
Class S	(2,247,682)	(2,428,069)
Institutional Class	(268,050)	(180,558)
Return of capital:
Class A	—	(314,952)
Class C	—	(48,551)
Class R6	—	(165)
Class S	—	(100,323)
Institutional Class	—	(7,460)
Total distributions	(10,955,614)	(11,881,725)*
Fund share transactions:
Proceeds from shares sold	38,533,645	63,003,069
Reinvestment of distributions	10,229,354	10,999,203
Payments for shares redeemed	(109,578,119)	(144,018,836)
Net increase (decrease) in net assets from Fund share transactions	(60,815,120)	(70,016,564)
Increase (decrease) in net assets	(79,257,594)	(64,319,122)
Net assets at beginning of period	318,761,357	383,080,479
Net assets at end of period	$239,503,763	$318,761,357 **

*	Includes Distributions from net investment income for Class A, Class C, Class R6, Class S and Institutional Class of $7,622,594, $1,175,048, $4,005, $2,428,069, and $180,558 respectively.

**	Includes distributions in excess of net investment income of $158,302.

The accompanying notes are an integral part of the financial statements.

30	|	DWS Multisector Income Fund

Financial Highlights

	Years Ended October 31,
Class A	2018	2017	2016		2015	2014

Selected Per Share Data
Net asset value, beginning of period	$4.64	$4.56	$4.53		$4.87	$4.88
Income (loss) from investment operations:
Net investment income[a]	.16	.15	.12		.16	.19
Net realized and unrealized gain (loss)	(.28)	.09	.06		(.31)	.02
Total from investment operations	(.12)	.24	.18		(.15)	.21
Less distributions from:
Net investment income	(.18)	(.15)	(.15)		(.19)	(.22)
Net realized gains	—	—	(.00	)*	—	—
Return of capital	—	(.01)	(.00	)*	—	—
Total distributions	(.18)	(.16)	(.15)		(.19)	(.22)
Net asset value, end of period	$4.34	$4.64	$4.56		$4.53	$4.87
Total Return (%)[b]	(2.70)[c]	5.43	4.16	[c]	(3.22)[c]	4.36 [c]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	168	206	265		341	392
Ratio of expenses before expense reductions (%)	1.06	1.04	1.05		1.02	1.03
Ratio of expenses after expense reductions (%)	1.06	1.04	1.04		.99	1.00
Ratio of net investment income (%)	3.58	3.38	2.73		3.40	3.96
Portfolio turnover rate (%)	129	135	177		168	160

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

[c]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $(.005).

The accompanying notes are an integral part of the financial statements.

DWS Multisector Income Fund	|	31

	Years Ended October 31,
Class C	2018	2017	2016		2015	2014

Selected Per Share Data
Net asset value, beginning of period	$4.67	$4.59	$4.57		$4.90	$4.91
Income (loss) from investment operations:
Net investment income[a]	.13	.12	.09		.13	.16
Net realized and unrealized gain (loss)	(.29)	.09	.05		(.31)	.01
Total from investment operations	(.16)	.21	.14		(.18)	.17
Less distributions from:
Net investment income	(.14)	(.12)	(.12)		(.15)	(.18)
Net realized gains	—	—	(.00	)*	—	—
Return of capital	—	(.01)	(.00	)*	—	—
Total distributions	(.14)	(.13)	(.12)		(.15)	(.18)
Net asset value, end of period	$4.37	$4.67	$4.59		$4.57	$4.90
Total Return (%)[b]	(3.41)[c]	4.62	3.14	[c]	(3.69)[c]	3.58 [c]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	25	38	53		74	80
Ratio of expenses before expense reductions (%)	1.82	1.81	1.80		1.77	1.78
Ratio of expenses after expense reductions (%)	1.82	1.81	1.80		1.75	1.75
Ratio of net investment income (%)	2.81	2.61	1.97		2.66	3.21
Portfolio turnover rate (%)	129	135	177		168	160

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

[c]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $(.005).

The accompanying notes are an integral part of the financial statements.

32	|	DWS Multisector Income Fund

	Years Ended October 31,					Period Ended
Class R6	2018	2017	2016		2015	10/31/14[a]

Selected Per Share Data
Net asset value, beginning of period	$4.64	$4.55	$4.53		$4.87	$4.95
Income (loss) from investment operations:
Net investment income[b]	.18	.17	.14		.16	.06
Net realized and unrealized gain (loss)	(.29)	.09	.04		(.30)	(.10)
Total from investment operations	(.11)	.26	.18		(.14)	(.04)
Less distributions from:
Net investment income	(.19)	(.16)	(.16)		(.20)	(.04)
Net realized gains	—	—	(.00	)***	—	—
Return of capital	—	(.01)	(.00	)***	—	—
Total distributions	(.19)	(.17)	(.16)		(.20)	(.04)
Net asset value, end of period	$4.34	$4.64	$4.55		$4.53	$4.87
Total Return (%)	(2.43)	5.71	4.08	[c]	(2.98)[c]	(.82	)c**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	111	112	108		10	10
Ratio of expenses before expense reductions (%)	.77	.77	.83		.93	.69	*
Ratio of expenses after expense reductions (%)	.77	.77	.82		.90	.68	*
Ratio of net investment income (%)	3.87	3.64	3.10		3.46	3.89	*
Portfolio turnover rate (%)	129	135	177		168	160	[d]

[a]	For the period from August 25, 2014 (commencement of operations) to October 31, 2014.

[b]	Based on average shares outstanding during the period.

[c]	Total return would have been lower had certain expenses not been reduced.

[d]	Represents the Fund’s portfolio turnover rate for the year ended October 31, 2014.

*	Annualized

**	Not annualized

***	Amount is less than $(.005).

The accompanying notes are an integral part of the financial statements.

DWS Multisector Income Fund	|	33

	Years Ended October 31,
Class S	2018	2017	2016		2015	2014

Selected Per Share Data
Net asset value, beginning of period	$4.65	$4.57	$4.54		$4.88	$4.88
Income (loss) from investment operations:
Net investment income[a]	.17	.16	.13		.17	.20
Net realized and unrealized gain (loss)	(.28)	.09	.06		(.31)	.03
Total from investment operations	(.11)	.25	.19		(.14)	.23
Less distributions from:
Net investment income	(.19)	(.16)	(.16)		(.20)	(.23)
Net realized gains	—	—	(.00	)*	—	—
Return of capital	—	(.01)	(.00	)*	—	—
Total distributions	(.19)	(.17)	(.16)		(.20)	(.23)
Net asset value, end of period	$4.35	$4.65	$4.57		$4.54	$4.88
Total Return (%)	(2.52)[b]	5.61	4.32	[b]	(3.00)[b]	4.79 [b]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	38	69	59		118	128
Ratio of expenses before expense reductions (%)	.88	.86	.86		.84	.82
Ratio of expenses after expense reductions (%)	.88	.86	.85		.82	.78
Ratio of net investment income (%)	3.75	3.52	2.90		3.55	4.16
Portfolio turnover rate (%)	129	135	177		168	160

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $(.005).

The accompanying notes are an integral part of the financial statements.

34	|	DWS Multisector Income Fund

	Years Ended October 31,				Period Ended
Institutional Class	2018	2017	2016		10/31/15[a]

Selected Per Share Data
Net asset value, beginning of period	$4.65	$4.57	$4.53		$4.87
Income (loss) from investment operations:
Net investment income[b]	.17	.17	.13		.15
Net realized and unrealized gain (loss)	(.28)	.08	.07		(.29)
Total from investment operations	(.11)	.25	.20		(.14)
Less distributions from:
Net investment income	(.19)	(.16)	(.16)		(.20)
Net realized gains	—	—	(.00	)***	—
Return of capital	—	(.01)	(.00	)***	—
Total distributions	(.19)	(.17)	(.16)		(.20)
Net asset value, end of period	$4.35	$4.65	$4.57		$4.53
Total Return (%)	(2.46)[c]	5.69	4.55	[c]	(3.02	)c**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8	5	6		.04
Ratio of expenses before expense reductions (%)	.80	.80	.81		.99	*
Ratio of expenses after expense reductions (%)	.79	.80	.80		.90	*
Ratio of net investment income (%)	3.88	3.62	2.98		3.22	*
Portfolio turnover rate (%)	129	135	177		168	[d]

[a]	For the period from November 3, 2014 (commencement of operations) to October 31, 2015.

[b]	Based on average shares outstanding during the period.

[c]	Total return would have been lower had certain expenses not been reduced.

[d]	Represents the Fund’s portfolio turnover rate for the year ended October 31, 2015.

*	Annualized

**	Not annualized

***	Amount is less than $(.005).

The accompanying notes are an integral part of the financial statements.

DWS Multisector Income Fund	|	35

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Multisector Income Fund (formerly Deutsche Multisector Income Fund) (the “Fund”) is a diversified series of Deutsche DWS Income Trust (formerly Deutsche Income Trust) (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Effective on August 10, 2018, Class C shares automatically convert to Class A shares in the same fund after 10 years, provided that the fund or the financial intermediary through which the shareholder purchased the Class C shares has records verifying that the Class C shares have been held for at least 10 years. Class R6 shares are not subject to initial or contingent deferred sales charges and are generally available only to certain retirement plans. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to an initial or contingent deferred sales charge and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

In October 2018, the Securities and Exchange Commission adopted amendments to certain disclosure requirements in Securities Act Release

36	|	DWS Multisector Income Fund

No. 33-10532, Disclosure Update and Simplification, which is intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. Effective with the current reporting period, the Fund adopted the amendments with the impacts being that the Fund is no longer required to present components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributable earnings and the amount of undistributed net investment income on the Statements of Changes in Net Assets.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities and loan participations and assignments are valued at prices supplied by independent pricing services approved by the Fund’s Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers and loan participations and assignments are valued at the mean of the most recent bid and ask quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2. Certain securities may be valued on the basis of a price provided by a single source or broker-dealer. No active trading market may exist for some senior loans and they may be subject to restrictions on resale. The inability to dispose of senior loans in a timely fashion could result in losses. These securities are generally categorized as Level 3.

Equity securities and exchange-traded funds (“ETFs”) are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Equity securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on

DWS Multisector Income Fund	|	37

the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities and ETFs are generally categorized as Level 1 securities.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

38	|	DWS Multisector Income Fund

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund. During the year ended October 31, 2018, the Fund invested the cash collateral into a joint trading account in affiliated money market funds managed by DWS Investment Management Americas, Inc. As of October 31, 2018, the Fund invested the cash collateral in DWS Government & Agency Securities Portfolio. DWS Investment Management Americas, Inc. receives a management/administration fee (0.12% annualized effective rate as of October 31, 2018) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

DWS Multisector Income Fund	|	39

As of October 31, 2018 the Fund had securities on loan, which were classified as corporate bonds and government and agency obligations in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end.

Remaining Contractual Maturity of the Agreements as of October 31, 2018
	Overnight and Continuous	<30 Days	Between 30 & 90 Days	>90 Days	Total
Securities Lending Transactions
Corporate Bonds	$6,319,030	$—	$—	$—	$6,319,030
Government and Agency Obligations	1,905,060	—	—	—	1,905,060
Total Borrowings	$8,224,090	$—	$—	$—	$8,224,090
Gross amount of recognized liabilities for securities lending transactions					$8,224,090

Loan Participations and Assignments. Loan Participations and Assignments are portions of loans originated by banks and sold in pieces to investors. These floating-rate loans (“Loans”) in which the Fund invests are arranged between the borrower and one or more financial institutions (“Lenders”). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buy outs and refinancing. The Fund invests in such Loans in the form of participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). Participations typically result in the Fund having a contractual relationship with only the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. Loans held by the Fund are generally in the form of Assignments, but the Fund may also invest in Participations. If affiliates of the Advisor participate in the primary and secondary market for senior loans, legal limitations may restrict the Fund’s ability to participate in restructuring or acquiring some senior loans. All Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

40	|	DWS Multisector Income Fund

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction, it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At October 31, 2018, the Fund had net tax basis capital loss carryforwards of approximately $50,963,000, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($19,490,000) and long-term losses ($31,473,000).

The Fund has reviewed the tax positions for the open tax years as of October 31, 2018 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes, if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss, premium amortization on debt securities, investments in futures and swap contracts, forward currency

DWS Multisector Income Fund	|	41

contracts and recognition of certain foreign currency gain (loss) as ordinary income. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2018, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income*	$851,127
Capital loss carryforwards	$(50,963,000)
Net unrealized appreciation (depreciation) on investments	$(6,151,874)

At October 31, 2018, the aggregate cost of investments for federal income tax purposes was $250,710,262. The net unrealized depreciation for all investments based on tax cost was $6,151,874. This consisted of aggregate gross unrealized appreciation for all investments which there was an excess of value over tax cost of $5,339,918 and aggregate gross unrealized depreciation for all investments in which was an excess of tax cost over value of $11,491,792.

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended October 31,
	2018	2017
Distributions from ordinary income*	$10,955,614	$11,410,274
Return of capital distributions	$—	$471,451

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis net of foreign withholding taxes. Dividend income is recorded on the ex-dividend date

42	|	DWS Multisector Income Fund

net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin”) in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a centrally cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

DWS Multisector Income Fund	|	43

Credit default swaps are agreements between a buyer and a seller of protection against predefined credit events for the reference entity. The Fund may enter into credit default swaps to gain exposure to an underlying issuer’s credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller of a credit default swap, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the swap provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swaps, in which case the Fund functions as the counterparty referenced above. This involves the risk that the swap may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap, it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swaps sold by the Fund. For the year ended October 31, 2018, the Fund entered into credit default swap agreements to gain exposure to the underlying issuer’s credit quality characteristics, or to hedge the risk of default or other specified credit events on portfolio assets.

Under the terms of a credit default swap, the Fund receives or makes periodic payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the swap are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

A summary of the open credit default swap contracts as of October 31, 2018 is included in a table following the Fund’s Investment Portfolio. For the year ended October 31, 2018, the investment in credit default swap contracts purchased had a total notional value generally indicative of a range from $0 to $33,300,000 and the investment in credit default swap contracts sold had a total notional value generally indicative of a range from $0 to $56,000,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended October 31, 2018, the Fund entered into interest

44	|	DWS Multisector Income Fund

rate futures to gain exposure to different parts of the yield curve while managing overall duration and for non-hedging purposes to seek to enhance potential gains.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin”) in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange’s clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund’s ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of October 31, 2018 is included in a table following the Fund’s Investment Portfolio. For the year ended October 31, 2018, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $13,661,000 to $58,271,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $61,340,000 to $129,094,000.

Forward Foreign Currency Contracts. A forward foreign currency contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended October 31, 2018, the Fund entered into forward currency contracts in order to hedge against anticipated currency market changes and for non-hedging purposes to seek to enhance potential gains.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

DWS Multisector Income Fund	|	45

A summary of the open forward currency contracts as of October 31, 2018 is included in a table following the Fund’s Investment Portfolio. For the year ended October 31, 2018, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $18,960,000 to $27,513,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $8,601,000.

The following tables summarize the value of the Fund’s derivative instruments held as of October 31, 2018 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Swap Contracts	Futures Contracts	Forward Contracts	Total
Interest Rate Contracts (a)	$—	$207,145	$—	$207,145
Credit Contracts (a)	74,802	—	—	74,802
Foreign Exchange Contracts (b)	—	—	362,837	362,837
	$74,802	$207,145	$362,837	$644,784

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a)

Includes cumulative appreciation of futures and centrally cleared swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(b)	Unrealized appreciation on forward foreign currency contracts

Liability Derivative	Swap Contracts	Futures Contracts	Forward Contracts	Total
Interest Rate Contracts (c)	$—	$(761,514)	$—	$(761,514)
Credit Contracts (c) (d)	(360,104)	—	—	(360,104)
Foreign Exchange Contracts (d)	—	—	(169,993)	(169,993)
	$(360,104)	$(761,514)	$(169,993)	$(1,291,611)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(c)

Includes cumulative depreciation of futures and centrally cleared swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(d)	Unrealized depreciation on bilateral swap and forward foreign currency contracts

46	|	DWS Multisector Income Fund

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended October 31, 2018 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Swap Contracts	Futures Contracts	Forward Contracts	Total
Interest Rate Contracts (e)	$—	$376,157	$—	$376,157
Credit Contracts (e)	331,152	—	—	331,152
Foreign Exchange Contracts (e)	—	—	788,338	788,338
	$331,152	$376,157	$788,338	$1,495,647

Each of the above derivatives is located in the following Statement of Operations accounts:

(e)	Net realized gain (loss) from investments swap contracts, futures and forward foreign currency contracts, respectively

Change in Net Unrealized Appreciation (Depreciation)	Swap Contracts	Futures Contracts	Forward Contracts	Total
Interest Rate Contracts (f)	$—	$(784,123)	$—	$(784,123)
Credit Contracts (f)	(285,302)	—	—	(285,302)
Foreign Exchange Contracts (f)	—	—	34,543	34,543
	$(285,302)	$(784,123)	$34,543	$(1,034,882)

Each of the above derivatives is located in the following Statement of Operations accounts:

(f)	Change in net unrealized appreciation (depreciation) on investments swap contracts, futures and forward foreign currency contracts, respectively

As of October 31, 2018, the Fund has transactions subject to enforceable master netting agreements which govern the terms of certain transactions, and reduce the counterparty risk associated with such transactions. Master netting agreements allow a Fund to close out and net total exposure to a counterparty in the event of a deterioration in the credit quality or contractual default with respect to all of the transactions with a counterparty. As defined by the master netting agreement, the Fund may have collateral agreements with certain counterparties to mitigate risk. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivatives assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting. A reconciliation of the gross amounts on the Statement of Assets and

DWS Multisector Income Fund	|	47

Liabilities to the net amounts by counterparty, including any collateral exposure, is included in the following tables:

Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
Bank of America	$53,219	$—	$—	$53,219
JPMorgan Chase Securities, Inc.	128,955	(128,955)	—	—
Toronto-Dominion Bank	18,444		—	18,444
State Street Bank and Trust	162,219	—	—	162,219
	$362,837	$(128,955)	$—	$233,882

Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
JPMorgan Chase Securities, Inc.	$167,920	$(128,955)	$—	$38,965
Credit Agricole	2,073	—	—	2,073
Merrill Lynch Capital Services, Inc.	3,155	—	—	3,155
	$173,148	$(128,955)	$—	$44,193

C. Purchases and Sales of Securities

During the year ended October 31, 2018, purchases and sales of investment securities, excluding short-term investments, were as follows:

	Purchases	Sales
Non-U.S. Treasury Obligations	$315,828,050	$371,613,010
U.S. Treasury Obligations	$13,612,104	$3,558,240

D. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (formerly Deutsche Investment Management Americas Inc.) (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”) the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund’s subadvisor.

Deutsche Alternative Asset Management (Global) Limited (DAAM Global), a direct, wholly owned subsidiary of DWS Group, serves as subadvisor for

48	|	DWS Multisector Income Fund

the Fund and, as such, provides portfolio manager services to the Fund. Pursuant to a sub-advisory agreement between DIMA and DAAM Global, DIMA, not the Fund, compensates DAAM Global for the services it provides to the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly at the following annual rates:

First $250 million of the Fund’s average daily net assets	.480%
Next $750 million of such net assets	.450%
Next $1.5 billion of such net assets	.430%
Next $2.5 billion of such net assets	.410%
Next $2.5 billion of such net assets	.380%
Next $2.5 billion of such net assets	.360%
Next $2.5 billion of such net assets	.340%
Over $12.5 billion of such net assets	.320%

Accordingly, for the year ended October 31, 2018, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.48% of the Fund’s average daily net assets.

For the period from November 1, 2017 through September 30, 2018, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.14%
Class C	1.89%
Class R6	.89%
Class S	.89%
Institutional Class	.89%

Effective October 1, 2018 through September 30, 2019, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.97%
Class C	1.72%
Class R6	.72%
Class S	.72%
Institutional Class	.72%

DWS Multisector Income Fund	|	49

For the year ended October 31, 2018, fees waived and/or expenses reimbursed for certain classes are as follows:

Class A	$7,395
Class C	1,418
Class S	1,525
Institutional Class	307
$10,645

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2018, the Administration Fee was $284,273, of which $20,625 is unpaid.

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended October 31, 2018, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at October 31, 2018
Class A	$75,485	$25,721
Class C	4,907	1,644
Class R6	69	25
Class S	9,406	3,492
Institutional Class	216	71
	$90,083	$30,953

In addition, for the year ended October 31, 2018, the amounts charged to the Fund for recordkeeping and other administrative services provided by unaffiliated third parties, included in the Statement of Operations under “Services to shareholders”, were as follows:

Sub-Recordkeeping	Total Aggregated
Class A	$150,602
Class C	33,662
Class S	87,321
Institutional Class	5,396
$276,981

50	|	DWS Multisector Income Fund

Distribution and Service Fees. Under the Fund’s Class C 12b-1 Plan, DWS Distributors, Inc. (“DDI”), an affiliate of the Advisor, receives a fee (“Distribution Fee”) of 0.75% of average daily net assets of Class C shares. In accordance with the Fund’s Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended October 31, 2018, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2018
Class C	$250,008	$16,112

In addition, DDI provides information and administrative services for a fee (“Service Fee”) to Class A and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2018, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2018	Annual Rate
Class A	$444,058	$68,905	.24%
Class C	83,294	10,852	.25%
	$527,352	$79,757

Underwriting and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2018 aggregated $3,007.

In addition, DDI receives any contingent deferred sales charge (“CDSC”) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the year ended October 31, 2018, the CDSC for Class C shares aggregated $1,100. A deferred sales charge of up to 0.50% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2018, DDI received $13,731 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the year ended October 31, 2018, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $22,914, of which $13,322 is unpaid.

DWS Multisector Income Fund	|	51

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.

Security Lending Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the year ended October 31, 2018, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $15,282.

E. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at October 31, 2018.

F. Investing in High-Yield Debt Securities

High-yield debt securities or junk bonds are generally regarded as speculative with respect to the issuer’s continuing ability to meet principal and interest payments. The fund’s performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that

52	|	DWS Multisector Income Fund

results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. High-yield debt securities’ total return and yield may generally be expected to fluctuate more than the total return and yield of investment-grade debt securities. A real or perceived economic downturn or an increase in market interest rates could cause a decline in the value of high-yield debt securities, result in increased redemptions and/or result in increased portfolio turnover, which could result in a decline in net asset value of the fund, reduce liquidity for certain investments and/or increase costs. High-yield debt securities are often thinly traded and can be more difficult to sell and value accurately than investment-grade debt securities as there may be no established secondary market. Investments in high yield debt securities could increase liquidity risk for the fund. In addition, the market for high-yield debt securities can experience sudden and sharp volatility which is generally associated more with investments in stocks.

G. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include revaluation of currencies, high rates of inflation or deflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements, and may have prices that are more volatile or less easily assessed than those of comparable securities of issuers in developed markets.

H. Fund Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2018		Year Ended October 31, 2017
	Shares	Dollars	Shares	Dollars

Shares sold
Class A	4,104,391	$18,665,747	3,925,623	$18,031,401
Class C	435,344	2,017,957	398,327	1,840,102
Class R6	342	1,551	1,606	7,473
Class S	2,495,126	11,264,996	9,152,433	41,828,635
Institutional Class	1,460,514	6,583,394	280,243	1,295,458
		$38,533,645		$63,003,069

DWS Multisector Income Fund	|	53

	Year Ended October 31, 2018		Year Ended October 31, 2017
	Shares	Dollars	Shares	Dollars

Shares issued to shareholders in reinvestment of distributions
Class A	1,521,482	$6,863,462	1,609,341	$7,368,180
Class C	215,702	981,716	246,954	1,138,884
Class R6	1,049	4,721	911	4,170
Class S	465,907	2,111,405	500,104	2,299,984
Institutional Class	59,617	268,050	41,045	187,985
		$10,229,354		$10,999,203

Shares redeemed
Class A	(11,303,905)	$(51,129,608)	(19,155,902)	$(87,461,895)
Class C	(3,227,698)	(14,640,685)	(3,986,457)	(18,362,062)
Class R6	(43)	(192)	(2,003)	(9,312)
Class S	(9,084,394)	(41,051,473)	(7,637,681)	(35,027,178)
Institutional Class	(610,774)	(2,756,161)	(690,885)	(3,158,389)
		$(109,578,119)		$(144,018,836)

Net increase (decrease)
Class A	(5,678,032)	$(25,600,399)	(13,620,938)	$(62,062,314)
Class C	(2,576,652)	(11,641,012)	(3,341,176)	(15,383,076)
Class R6	1,348	6,080	514	2,331
Class S	(6,123,361)	(27,675,072)	2,014,856	9,101,441
Institutional Class	909,357	4,095,283	(369,597)	(1,674,946)
		$(60,815,120)		$(70,016,564)

54	|	DWS Multisector Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche DWS Income Trust and Shareholders of DWS Multisector Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of DWS Multisector Income Fund (formerly Deutsche Multisector Income Fund) (the “Fund”) (one of the funds constituting Deutsche DWS Income Trust (formerly Deutsche Income Trust)) (the “Trust”), including the investment portfolio, as of October 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Income Trust) at October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are

DWS Multisector Income Fund	|	55

required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.

Boston, Massachusetts

December 20, 2018

56	|	DWS Multisector Income Fund

Information About Your Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses for Class A, C, S and Institutional Class shares; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2018 to October 31, 2018).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

DWS Multisector Income Fund	|	57

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2018 (Unaudited)

Actual Fund Return	Class A	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 5/1/18	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/18	$980.30	$974.60	$981.60	$981.20	$981.60
Expenses Paid per $1,000*	$5.24	$9.01	$3.80	$4.34	$3.90

Hypothetical 5% Fund Return	Class A	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 5/1/18	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/18	$1,019.91	$1,016.08	$1,021.37	$1,020.82	$1,021.27
Expenses Paid per $1,000*	$5.35	$9.20	$3.87	$4.43	$3.97

*

Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class C	Class R6	Class S	Institutional Class
DWS Multisector Income Fund	1.05%	1.81%	.76%	.87%	.78%

For more information, please refer to the Fund’s prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information	(Unaudited)

For federal income tax purposes, the Fund designates $1,100,000, or the maximum amount allowable under tax law, as qualified dividend income.

A total of 3% of the dividends distributed during the fiscal year was derived from interest on U.S. government securities, which is generally exempt from state income tax.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

58	|	DWS Multisector Income Fund

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Multisector Income Fund’s (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) and sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Agreement, the “Agreements”) between DIMA and Deutsche Alternative Asset Management (Global) Limited (“DAAM Global”), an affiliate of DIMA, in September 2018.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–

The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–

In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed

DWS Multisector Income Fund	|	59

the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA and DAAM Global are part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s and DAAM Global’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DIMA and DAAM Global provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. Throughout the course of the year, the Board also received information regarding DIMA’s oversight of Fund sub-advisers, including DAAM Global. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended

60	|	DWS Multisector Income Fund

December 31, 2017, the Fund’s performance (Class A shares) was in the 2nd quartile, 4th quartile and 4th quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one- and three-year periods and has underperformed its benchmark in the five-year period ended December 31, 2017. The Board noted the disappointing investment performance of the Fund in some past periods and continued to discuss with senior management of DIMA and DAAM Global the factors contributing to such underperformance and actions being taken to improve performance. The Board noted certain changes in the Fund’s portfolio management team that were made effective August 1, 2017. The Board observed that the Fund had experienced improved relative performance in 2017. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the DWS fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, sub-advisory fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (2nd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2017). With respect to the sub-advisory fee paid to DAAM Global, the Board noted that the fee is paid by DIMA out of its fee and not directly by the Fund. The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2017, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”) and considered differences between the Fund and the comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about

DWS Multisector Income Fund	|	61

institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group manages a DWS Europe Fund comparable to the Fund, but does not manage any comparable institutional accounts. The Board took note of the differences in services provided to DWS Funds as compared to DWS Europe Funds and that such differences made comparison difficult.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA and DAAM Global.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The

62	|	DWS Multisector Income Fund

Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

DWS Multisector Income Fund	|	63

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Fund. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Fund. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	85	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International. Not-for-Profit Director, Trustee: Palm Beach Civic Association; Public Radio International; Window to the World Communications (public media); Harris Theater for Music and Dance (Chicago)	85	Portland General Electric[2] (utility company) (2003– present)

64	|	DWS Multisector Income Fund

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The Pew Charitable Trusts (charitable organization); Massachusetts Humane Society; American Documentary, Inc. (public media); Overseer of the New England Conservatory; former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	85	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	85	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Independent Directors Council (former chair); Investment Company Institute (executive committee); Adjunct Professor, University of Denver Law School (2017–present); formerly: Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Knoebel Institute for Healthy Aging, University of Denver (2017–present); former Directorships: Prisma Energy International; Denver Zoo Foundation (2012–2018)	85	—

DWS Multisector Income Fund	|	65

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	85	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	85	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	85	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	85	—

66	|	DWS Multisector Income Fund

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	85	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6,9] (1974) President and Chief Executive Officer, 2017–present Assistant Secretary, 2013–present	Managing Director,[3] DWS; Secretary, DWS USA Corporation (since March 2018); Assistant Secretary, DWS Distributors, Inc. (since June 25, 2018); Director and Vice President, DWS Service Company (since June 25, 2018); Assistant Secretary, DWS Investment Management Americas, Inc. (since June 25, 2018); and Director and President, DB Investment Managers, Inc. (since June 25, 2018); formerly: Vice President for the Deutsche funds (2016–2017)
John Millette[8] (1962) Vice President and Secretary, 1999–present	Director,[3] DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); and Director and Vice President, DWS Trust Company (2016–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017)
Diane Kenneally[8,10] (1966) Treasurer and Chief Financial Officer since 2018	Director,[3] DWS; formerly: Assistant Treasurer for the DWS funds (2007–2018)
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] DWS; formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); and Secretary, Deutsche AM Service Company (2010–2017)
Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present	Director,[3] DWS
Wayne Salit[7] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Bank; and AML Officer, DWS Trust Company; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Sheila Cadogan[8] (1966) Assistant Treasurer, 2017–present	Director,[3] DWS; Director and Vice President, DWS Trust Company (since 2018)

DWS Multisector Income Fund	|	67

Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Director,[3] DWS

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]

As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

[6]	Address: 345 Park Avenue, New York, NY 10154.

[7]	Address: 60 Wall Street, New York, NY 10005.

[8]	Address: One International Place, Boston, MA 02110.

[9]	Appointed President and Chief Executive Officer effective December 1, 2017.

[10]	Appointed Treasurer and Chief Financial Officer effective July 2, 2018.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

68	|	DWS Multisector Income Fund

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

dws.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.

Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

DWS Multisector Income Fund	|	69

Investment Management

DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), which is part of the DWS Group GmbH & Co. KGaA (“DWS Group”), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	KSTAX	KSTCX	KSTSX	KSTIX
CUSIP Number	25155T 510	25155T 486	25155T 478	25155T 437
Fund Number	010	310	2391	1010

For shareholders of Class R6
Automated Information Line	DWS/Ascensus Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site

dws.com

Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.

Log in/register to manage retirement account assets at https://www.mykplan.com/participantsecure_net/login.aspx.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	DWS Service Company 222 South Riverside Plaza Chicago, IL 60606-5806

Class R6
Nasdaq Symbol	KSTZX
CUSIP Number	25155T 445
Fund Number	1691

70	|	DWS Multisector Income Fund

Notes

DMIF-2

(R-024971-8 12/18)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS Multisector income fund
form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2018	$80,628	$0	$8,977	$0
2017	$80,629	$0	$8,977	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to DWS Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2018	$0	$470,936	$0
2017	$0	$502,238	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2018	$8,977	$470,936	$513,130	$993,043
2017	$8,977	$502,238	$606,585	$1,117,800

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2017 and 2018 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

Pursuant to PCAOB Rule 3526, EY is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between EY, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on EY’s independence. Pursuant to PCAOB Rule 3526, EY has reported the matters set forth below that may reasonably be thought to bear on EY’s independence. With respect to each reported matter, individually and in the aggregate, EY advised the Audit Committee that, after careful consideration of the facts and circumstances and the applicable independence rules, it concluded that the matters do not and will not impair EY’s ability to exercise objective and impartial judgement in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY also confirmed to the Audit Committee that it can continue act as the Independent Registered Public Accounting Firm for the Fund.

•	EY advised the Fund’s Audit Committee that EY Stiftung e.V., an affiliate of the EY member firm in Germany, and various other covered persons within EY and its affiliates held investments in, or had other financial relationships with, entities within the DWS Funds “investment company complex” (as defined in Regulation S-X) (the “DWS Funds Complex”). EY informed the Audit Committee that these investments and financial relationships were inconsistent with Rule 2-01(c)(1) of Regulation S-X. EY reported that all breaches have been resolved and that none of the breaches involved any investments in the Fund or any professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team. In addition, EY noted that the independence breaches did not (i) create a mutual or conflicting interest with the Fund, (ii) place EY in the position of auditing its own work, (iii) result in EY acting as management or an employee of the Fund, or (iv) place EY in a position of being an advocate of the Fund.
•	EY advised the Fund’s Audit Committee of certain lending relationships of EY with owners of greater than 10% of the shares of certain investment companies within the DWS Funds Complex that EY had identified as inconsistent with Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, an audit client includes the Fund as well as all other investment companies in the DWS Funds Complex. EY’s lending relationships affect EY’s independence under the Loan Rule with respect to all investment companies in the DWS Funds Complex.

EY stated its belief that, in each lending relationship, the lender is or was not able to impact the impartiality of EY or assert any influence over the investment companies in the DWS Funds Complex whose shares the lender owns or owned, or the applicable investment company’s investment adviser. In addition, on June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex, Fidelity Management & Research Company et al., SEC Staff No-Action Letter (June 20, 2016) (the “Fidelity Letter”), related to similar Loan Rule issues as those described above. In the Fidelity Letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. With respect to each lending relationship identified by EY, the circumstances described in the Fidelity Letter appear to be substantially similar to the circumstances that affected EY’s independence under the Loan Rule with respect to the Fund, and, in each case, EY confirmed to the Audit Committee that it meets the conditions of the Fidelity Letter.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Multisector Income Fund, a series of Deutsche DWS Income Trust

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	1/2/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	1/2/2019

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	1/2/2019